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                                                                    EXHIBIT 10.3

ANNUAL TEAM PERFORMANCE INCENTIVE (ATPI) PLAN -- Fiscal Year 2001
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TOTAL REWARDS

                                   [GRAPHIC]

                 Annual Team Performance Incentive (ATPI) Plan
                               Fiscal Year 2001
                     October 1, 2000 -- September 30, 2001

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ANNUAL TEAM PERFORMANCE INCENTIVE (ATPI) PLAN -- Fiscal Year 2001      [GRAPHIC]
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PURPOSE
To achieve corporate financial goals that add shareholder value as well as increase and improve corporate, and/or business unit operating efficiencies, and customer service. If established corporate and individual performance objectives
(IPOs) are met, this plan will provide participants with the opportunity to earn incentive compensation. Payments under this plan are entirely at the discretion of the CEO based on the overall financial results of the fiscal year. Awards under this plan should not be viewed as an entitlement or guarantee of employment. The corporate performance goal must be met in order for any payment to be made, irrespective of the level of individual performance objective achievement.

ATPI PLAN YEAR
The Plan year is the Company's fiscal year, which is October 1, 2000 to September 30, 2001.

ELIGIBILITY
1. Must be a full-time employee of AGL Resources Inc. (AGLR) or its subsidiaries (AGL Services Company, Atlanta Gas Light Company, Chattanooga Gas Company, and Virginia Natural Gas, Inc.) (collectively, the "Company")
2.   Must be employed prior to August 1 of the ATPI plan year
3.   Employee must be employed by the Company when checks are issued
4.   Employee must sign his or her Individual Performance Objectives (IPOs)
5. Seasonal, part-time, co-op, and contract employees are not eligible to participate

TIER I PARTICIPANTS
All exempt employees

TIER II PARTICIPANTS
Non-exempt bargaining unit and non-exempt non-bargaining unit employees

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ANNUAL TEAM PERFORMANCE INCENTIVE (ATPI) PLAN -- Fiscal Year 2001      [GRAPHIC]
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TARGET AWARDS
While all positions in the Company are critical to the Company's success, some positions have the opportunity to have a greater impact on the success of the Company than others. For example, some positions can have tremendous influence over the expenditure of dollars or generation of revenues. Other positions contribute to the success of the Company by performing their daily responsibilities as efficiently as possible and controlling costs. Therefore, target awards are based on level of responsibility.

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       Position                                          Target Award
                                                        (% of Base Pay)
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Tier I Participants
     E10 and above                                   Individually determined
     E9                                                        18%
     E8                                                        15%
     E7                                                        12%
     E6                                                        10%
     E1-E5                                                      6%
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Tier II Participants
     Non-exempt non-bargaining unit                             4%
     and non-exempt bargaining unit                             4%

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ANNUAL TEAM PERFORMANCE INCENTIVE (ATPI) PLAN -- Fiscal Year 2001      [GRAPHIC]
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AWARD PERFORMANCE COMPONENTS
The amount of awards, if any, is contingent on achieving certain performance measures, which measures also serve as components of individual awards.

DEFINITION OF COMPONENTS
Corporate Performance Goal -- The President and CEO will set the Corporate Performance Goal, which is a target level of corporate earnings for Fiscal Year 2001. The Corporate Performance Goal must be met in order for any payment to be made. In other words, no payments will be made under this plan unless the Company meets the earnings target set by the President and CEO. The Corporate Performance Goal is a component of all awards.

Individual Performance Objectives (IPOs) -- Participants have the opportunity to contribute to the Company's success through cost control, improving efficiencies, etc. Therefore, employees will be measured on how their performance contributed to or added value to the financial bottom line. The purpose of IPOs is to encourage innovation and inspire the motivation to stretch beyond business as usual. IPO achievement is a component of awards for Tier I participants.

WEIGHT OF COMPONENTS OF AWARDS BY POSITION AND TIER

TIER I
E10 and above -- For these participants, the extent to which the Corporate Performance Goal Component and the IPO Component make up any award shall be determined on an individual basis for each participant. The participants will receive an individual package describing the weight each component shall have in making up any award.

E1-E9 -- For these participants, the Corporate Performance Goal Component shall make up 50 percent of any award and the IPO Component shall make up 50 percent of any award.

TIER II
Non-exempt non-bargaining unit and non-exempt bargaining unit -- For these participants, the Corporate Performance Goal Component shall make up 100 percent of any award.

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COMPONENT MULTIPLIER BASED ON LEVEL OF ACHIEVEMENT

Corporate Performance Goal Component -- The Company's level of achievement can affect the percentage at which this component is paid. Based on the level at which the Company meets or exceeds the Corporate Performance Goal, this component will be multiplied by 100% to 150%.

IPO Component -- Each individual's level of achievement can affect the percentage at which this component is paid. Based on the employee's performance during the fiscal year and contribution to the Company's meeting or exceeding its performance objectives, this component will be multiplied by 0% to 150% depending on the employee's performance rating and according to the following schedule:

     .    Performance Leader -- 126% to 150% of the IPO Component
     .    Fully Satisfactory -- 86% to 125% of the IPO Component
     .    Needs Development -- 0% to 85% of the IPO Component
     .    Unsatisfactory -- 0% of the IPO Component

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ANNUAL TEAM PERFORMANCE INCENTIVE (ATPI) PLAN -- Fiscal Year 2001      [GRAPHIC]
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AWARD CALCULATION
The actual award for each component is calculated and totaled using the following formula:

Corporate Performance Goal Component
    Base Pay X Target Award X Component Weight X Component Multiplier = Component Total
Plus
IPO Component
    Base Pay X Target Award X Component Weight X Component Multiplier = Component Total

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                                    EXAMPLE 1

Tier I (E1 -- E5) employee with $30,000 base pay; Corporate Performance Goal met;
100% Corporate Performance Goal multiplier; Fully Satisfactory performance rating on
IPOs; 125% multiplier for IPO performance.

   Corporate Performance Goal Component:  $30,000 X 6% X 50% X 100% = $  900.00
   IPO Component:                         $30,000 X 6% X 50% X 125% = $1,125.00

   Total Award:                                                       $2,025.00

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                                    EXAMPLE 2

Tier I or Tier II employee. Corporate Performance Goal is not met; Fully Satisfactory performance rating on IPOs; 100% multiplier for IPO performance, if applicable.

   No calculation is necessary. Meeting Corporate Performance Goal is a condition to any payment under this plan.

   Total Award:                                                       $0

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TIMING OF AWARDS
The ATPI Plan's performance year will coincide with the Company's fiscal year -- October 1 through September 30.

Payment of awards will occur, if at all, as soon as administratively practical following the Board of Directors' meeting in the first quarter during which the previous year's financial results are reviewed.

PRORATED AWARDS / CHANGE IN STATUS DURING YEAR
New Hire -- Must be employed prior to August 1 of the plan year to be eligible to participate. Awards for employees who are hired after the end of the second quarter of fiscal year 2001 (March 31) will be prorated based on the number the months in the fiscal year that he or she was an employee.

Transfer or Promotion -- Awards for an employee promoted during the plan year to a qualifying or higher qualifying position August 1 or after will be prorated based on the employee's grade level and base salary before and after the transfer or promotion.

Resignation or Discharge -- An employee who resigns or is discharged on or prior to the date when any awards are paid (i.e., the date checks are issued) will not be eligible for payment of an award, even if his or her severance, if any, extends past that date.

Leaves of Absence -- Awards for employees who take approved leaves of absences during the plan year will be prorated based on the number of months of active service during the plan year. The employee will be eligible to receive the pro-rated portion of the award upon their return to active status if the return occurs before the end of the second quarter of fiscal year 2001 (March 31).

RIGHT TO AMEND OR TERMINATE ATPI PLAN
The Company reserves the right to amend or terminate the ATPI plan at any time and at its discretion. Additionally, nothing in this plan shall be construed as a contract of employment or a right of entitlement.

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      Provisions of Annual Team Performance Incentive Plan Applicable to
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                               Certain Officers
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Certain officers of the Company are eligible for an annual incentive award of up to 200% of their individually determined target award under the Annual Team Performance Incentive Plan, based upon accomplishment of performance objectives that are beyond those established for other plan participants.